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VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA NATURAL RESOURCES EQUITY INCOME FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
Voya International High Dividend Equity Income Fund
Voya Natural Resources Equity Income Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
May 24, 2019
Dear Shareholder:
On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, Voya Infrastructure, Industrials and Materials Fund, Voya International High Dividend Equity Income Fund, and Voya Natural Resources Equity Income Fund (each a “Fund,” collectively, the “Funds”). The Annual Meeting is scheduled for 1:00 p.m., local time, on July 9, 2019, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
At the Annual Meeting, shareholders of each Fund will be asked to elect four nominees to the Board of such Fund (the “Proposal”). Formal notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.
Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than July 8, 2019.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
Dina Santoro
President

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Notice of Annual Meeting of Shareholders
of
Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
Voya International High Dividend Equity Income Fund
Voya Natural Resources Equity Income Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Scheduled for July 9, 2019
To the Shareholders:
NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, Voya Infrastructure, Industrials and Materials Fund, Voya International High Dividend Equity Income Fund, and Voya Natural Resources Equity Income Fund (each a “Fund,” collectively, the “Funds,”) is scheduled for 1:00 p.m., local time on July 9, 2019 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
At the Annual Meeting, shareholders will be asked:
1.	To elect four nominees to the Board of Trustees of each Fund (the “Proposal”);
2.	To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.
Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Annual Meeting.
The Boards of Trustees recommend that you vote “FOR” the Proposal.
Shareholders of record as of the close of business on April 15, 2019, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than July 8, 2019, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Annual Meeting.
By Order of the Boards of Trustees
Huey P. Falgout, Jr.
Secretary
May 24, 2019

PROXY STATEMENT

May 24, 2019
Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
Voya International High Dividend Equity Income Fund
Voya Natural Resources Equity Income Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

Annual Meeting of Shareholders
Scheduled for July 9, 2019

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 9, 2019
This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxyvote.com/voya

Introduction
Voya Asia Pacific High Dividend Equity Income Fund (“IAE”)
Voya Emerging Markets High Dividend Equity Fund (“IHD”)
Voya Global Advantage and Premium Opportunity Fund (“IGA”)
Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”)
Voya Infrastructure, Industrials and Materials Fund (“IDE”)
Voya International High Dividend Equity Income Fund (“IID”)
Voya Natural Resources Equity Income Fund (“IRR”)
(each a “Fund”)
Why did you send me this booklet?
This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for each Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.
What proposal will be considered at the Annual Meeting?
At the annual meeting of shareholders (the “Annual Meeting”), shareholders of each Fund are being asked to approve the election of four nominees to the Board of Trustees of each Fund (the “Proposal”).
Who is eligible to vote?
Shareholders of record holding an investment in shares of a Fund as of the close of business on April 15, 2019 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.
How do I vote?
You may submit your Proxy Ballot in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.
•	In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., local time, on July 8, 2019.
When and where will the Annual Meeting be held?
The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 9, 2019, at 1:00 p.m., local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.
How can I obtain more information about each Fund?
Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at www.voyainvestments.com/literature or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Who are the service providers to each Fund?
Voya Investments, LLC (“Voya Investments” or “Adviser”) serves as the investment adviser to each Fund. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to, and provides the day-to-day management of, each Fund. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for IGA, IGD and IRR.
Additional information about these service providers may be found below.
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2018, Voya Investments managed approximately $78.5 billion in assets.

Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM provides the day-to-day management of the Fund. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of December 31, 2018, Voya IM managed approximately $102.8 billion in assets.
Voya Investments Distributor, LLC
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

Proposal One – Election of the 2019 Nominees
What is Proposal One?
As a shareholder of one or more of the Funds, you are being asked to consider the election of four individuals to the Board of Trustees of your Funds: John V. Boyer, Patricia W. Chadwick, Sheryl K. Pressler, and Christopher P. Sullivan (the “2019 Nominees”). Each would be elected for a three-year term and until his or her successor is duly elected and qualified, or if sooner, until their death, resignation, removal or other incapacity to perform the duties of the office.
Each Fund’s charter document provides that the Board of Trustees for each Fund (collectively, the “Board”) is divided into three classes. At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class. At this Annual Meeting, the term of office for the Trustees in the following classes will expire and shareholders are being asked to consider the election of the 2019 Nominees for those classes.
Fund	Class I	Class II	Class III
IAE			x
IDE	x
IGA		x
IGD		x
IHD		x
IID			x
IRR	x
Each 2019 Nominee is not an “interested person” of each Fund, as defined in the Investment Company Act of 1940 Act, as amended ( the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Each 2019 Nominee is currently a Trustee of each Fund and has consented to serve as a Trustee and to being named in this Proxy Statement.
Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.
Who are the 2019 Nominees and what are their qualifications?
Set forth below is pertinent information about the 2019 Nominees.
Independent Trustees
John V. Boyer has been a Trustee of each Fund and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of each Fund’s Board of Trustees since January 23, 2014 and, prior to that, as the Chairperson of each Fund’s Investment Review Committee F since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of each Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of each Fund’s Joint Investment Review Committee since January 1, 2018 and, prior to that, as the Chairperson of each Fund’s Investment Review Committee F since 2014. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Sheryl K. Pressler has been a Trustee of each Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of each Fund’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Christopher P. Sullivan has been a Trustee of each Fund since October 1, 2015. He also has served as the Chairperson of each Fund’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
For additional information on the 2019 Nominees, please see Appendix A.
No 2019 Nominee is a party adverse to a Fund or any of its affiliates in any material pending legal proceeding, nor does any 2019 Nominee have an interest materially adverse to a Fund.
If any or all of the 2019 Nominees become unavailable to serve as Trustee for a Fund due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in each Fund’s charter documents.
Who are the Trustees?
All of the 2019 Nominees are currently Trustees of the Board.
Martin J. Gavin, Dina Santoro, and Roger B. Vincent (the “2020 Trustees”) serve as Class II Trustees for IDE and IRR; Class III Trustees for IHD, IGA, and IGD; and Class I Trustees for IAE and IID. The 2020 Trustees will serve until the 2020 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term.
Colleen D. Baldwin, Russell H. Jones, and Joseph E. Obermeyer (the “2021 Trustees”) serve as Class II Trustees for IAE and IID; Class III Trustees for IDE and IRR; and Class I Trustees for IHD, IGA, and IGD. The 2021 Trustees will serve until the 2021 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term.
For additional information on the 2020 and 2021 Trustees, please see Appendix B.
How long will the Trustees serve on the Board?
If elected, each 2019 Nominee would serve as a Trustee for a three-year term and until a successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, adjudication of incompetence or incapacity to perform the duties of the office. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Fund under applicable law, whether for the purposes of appointing a successor to the retiring Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees). Pursuant to this retirement policy, Mr. Jones would be expected to retire effective December 31, 2019.
What is the required vote?
Shareholders of each Fund will vote separately as a single class on the election of each 2019 Nominee. There is no cumulative voting for the election of Trustees. For each Fund except IGA and IGD, the election of each 2019 Nominee must be approved by a majority of the votes cast at the Annual Meeting at which a quorum is present. With respect to each of IGA and IGD, the election of each 2019 Nominee must be approved by a majority at the Annual Meeting at which a quorum is present. Shareholders who vote for the Proposal will vote for each 2019 Nominee. Those shareholders who wish to withhold their vote on any specific nominees may do so on the Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.
What is the Board’s recommendation?
The Board, including all of the Independent Trustees, unanimously approved the nomination of each of the 2019 Nominees and are recommending that the shareholders of each Fund vote “FOR” each of the 2019 Nominees.

Further Information about the Trustees and Officers
The Board of Trustees
Each Fund is governed by the Board, which oversees each Fund’s business and affairs. The Board delegates the day-to-day management of each Fund to each Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to each Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of ten (10) members, nine (9) of whom are Independent Trustees.
Each Fund is one of 24 registered investment companies (with a total of approximately 150 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of each Fund. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of each Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of each Fund. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two- or three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
For the fiscal year ended February 28, 2019, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board and (2) the total number of meetings held by all Committees of which he or she is a member.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of each Fund to review the scope of each Fund’s audit, each Fund’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of four (4) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin, Obermeyer, and Vincent. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2019.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; and (ix) overseeing the effectiveness of brokerage usage by each Fund’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.
The Compliance Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Jones, and Sullivan. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended February 28, 2019.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including each Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings of the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all nine (9) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended February 28, 2019.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees (each an “IRC” and collectively the “IRCs”): (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee E (formerly known as the Domestic Equity Funds Investment Review Committee) (“IRC E”); and (iii) the Investment Review Committee F (formerly known as the International/Balanced/Fixed Income Funds Investment Review Committee) (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. Each Fund is monitored by the IRCs, as indicated below. Each committee is described below.
	Joint IRC	IRC E	IRC F
Each Fund	X
The Joint IRC currently consists of all nine (9) Independent Trustees of the Board. Ms. Chadwick currently serves as the Chairperson of the Joint IRC. The Joint IRC typically meets six (6) times per year and on an as-needed basis. The Joint IRC held five (5) meetings during the fiscal year ended February 28, 2019.
The IRC E currently consists of five (5) Independent Trustees. The following Trustees serve as members of the IRC E: Mses. Baldwin and Pressler, and Messrs. Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets six (6) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended February 28, 2019.
The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Ms. Chadwick and Messrs. Boyer, Gavin, and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets six (6) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended February 28, 2019.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing

(with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to each Fund’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to each Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by each Fund with the SEC.
The Nominating and Governance Committee currently consists of all nine (9) of the Independent Trustees of the Board. Mr. Obermeyer currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets four (4) times per year and on an as-needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended February 28, 2019.

The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of each Fund and each Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, many service providers to each Fund have adopted their own policies, procedures, and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of each Fund, including the CCOs for each Fund and the Adviser and each Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Fund and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to each Fund. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of each Fund in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Each Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Gavin, Jones, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $30,000, $30,000, $30,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees serve in common as Trustees.
Appendix C details the compensation paid to the Trustees by each Fund and by all the Voya funds in the family of funds.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Appendix D provides the dollar value of all of the shares of each Fund and all of the funds in the Voya family of funds held directly or indirectly by each Trustee as of a recent date.
Officers of each Fund
Each Fund’s officers are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The officers of each Fund, together with each person’s position with each Fund and principal occupation for the last five years, are listed in Appendix E.
Officer Compensation
The officers, who are also officers or employees of Voya Investments, LLC or its affiliates, are compensated by Voya Investments, LLC or its affiliates. The officers are not paid by each Fund.

General Information about the Proxy Statement
Who is asking for my vote?
The Board is soliciting your vote for the Annual Meeting of shareholders.
How is my proxy being solicited?
Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about May 24, 2019. In addition to the solicitation of proxies by mail, employees of the investment adviser, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.
If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend in person, vote telephonically, or vote online by logging on to www.proxyvote.com/voya and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Shareholder Services toll-free at 1-800-992-0180.
What happens to my proxy once I submit it?
The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.
Can I revoke my proxy after I submit it?
A shareholder may revoke their proxy at any time prior to its use by filing with your Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.
How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the proposal discussed in this Proxy Statement.

Quorum and Tabulation
Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.
Adjournments
If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.
Broker Non-Votes and Abstentions
If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal. Abstentions and broker non-votes will not affect the outcome of the election of Trustees, except that with respect to IGA and IGD they will have the effect of a vote against the election of Trustees.
How many shares are outstanding?
Appendix F sets forth the number of shares of each Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.
Appendix G lists the persons that, as of April 15, 2019, owned beneficially or of record 5% or more of the outstanding shares of each Fund. To the best of each Fund’s knowledge, as of April 15, 2019, no Trustee or officers owned 1% or more of the outstanding shares of each Fund. As of April 15, 2019, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of each Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish each Fund with copies of all such filings.
Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, each Fund believes that during the fiscal year ended February 28, 2019, its Reporting Persons complied with all applicable filing requirements.
Shareholder Communications with the Board
Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to each Fund’s Secretary at the address on the front of this Proxy Statement.
What is the deadline to submit a proposal for the next Annual Meeting?
It is anticipated that the next annual meeting will be held in July 2020, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the next annual meeting must be in writing and received at each Fund principal executive offices no later than January 23, 2020, in order for the proposal to be considered for inclusion in the proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting.
In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As each Fund’s bylaws do not contain such an advance notice provision, for each Fund’s 2020 Annual Meeting of shareholders, shareholders must submit to such Fund written notice of a shareholder proposal on or before April 7, 2020.
Who are each Fund’s independent public accountants?
The Board has selected the accounting firm of KPMG LLP (“KPMG”) as the independent auditor of each Fund for the current fiscal year.
As part of its oversight of each Fund’s financial statements, in April 2019, the Audit Committee held a telephonic meeting to review and discuss with the Adviser and KPMG each Fund’s audited financial statements for the fiscal year ended February 28, 2019. The Audit Committee discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from KPMG pursuant to PCAOB Rule 3526 and discussed KPMG’s independence with KPMG.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s Annual Reports to shareholders.
Submitted by the Audit Committee of the Board
Colleen D. Baldwin
Martin J. Gavin (Chairperson)
Joseph E. Obermeyer
Roger B. Vincent
The fees paid to KPMG for professional audit services during each Fund’s most recent fiscal years ended February 28, 2018 and February 28, 2019, amounts billed for other services rendered by KPMG to each Fund, and the aggregate non-audit fees billed by KPMG for services rendered to each Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each Fund for the fiscal years ended February 28, 2018 and February 28, 2019 are described in Appendix H.
All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of each Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to each Fund (collectively, “Covered Services”). The Audit Committee has adopted pre- approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.
The Audit Committee of the Board has considered and will periodically consider whether KPMG’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund that were not required to be pre- approved is compatible with maintaining the independence of KPMG.
Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish.
Why did my household only receive one copy of this Proxy Statement?
Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless your Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform your Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
Who pays for this proxy solicitation?
Each Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses.
In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.
Huey P. Falgout, Jr.
Secretary
May 24, 2019
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

Appendix A: 2019 Nominees
The following table sets forth information concerning the 2019 Nominees. The mailing address for each 2019 Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
John V. Boyer Age: 65	Chairperson Trustee	All Funds: 01/2014-Present IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present)	150	None.
Patricia W. Chadwick Age: 70	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present)

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Sheryl K. Pressler Age: 68	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Consultant (May 2001 – Present)	150	None.
Christopher P. Sullivan Age: 65	Trustee	All Funds: 10/2015-Present	Retired.	150	None.
1.	The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund.
2.	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 28, 2019.

Appendix B: 2020 and 2021 Trustees
The following table sets forth information concerning the 2020 and 2021 Trustees of each Fund. The mailing address for each 2020 and 2021 Trustee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin Age: 58	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 07/2007-Present IRR: 10/2007-Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present)	150	Dentaquest, (February 2014 – Present); RSR Partners, Inc., (2016 – Present).
Martin J. Gavin Age: 69	Trustee	All Funds: 08/2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015)	150	None.
Russell H. Jones Age: 75	Trustee	All Funds: 05/2013 – Present	Retired.	150	None.

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Joseph E. Obermeyer Age: 61	Trustee	All Funds: 05/2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Roger B. Vincent Age: 73	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Retired.	150	None.

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Trustee who is an “Interested Person”
Dina Santoro[3] Age: 46	Trustee	All Funds: 07/2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).
1.	The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund.
2.	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 28, 2019.
3.	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of each Trust, as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

Appendix C: Trustee Compensation Table
The following tables have been provided to each Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended February 28, 2019 for service on the Board.
	Aggregate Compensation from the Funds (fiscal year ended February 28, 2019)							Total Compensation from the Fund and Complex Paid to Trustees[1]
Name of Trustee	IAE	IDE	IGA	IGD	IHD	IID	IRR
Colleen D. Baldwin	$463.28	1,067.07	771.63	2,677.57	618.64	203.40	497.65	$362,500.00
John V. Boyer	$552.99	1,273.62	920.64	3,195.10	738.46	242.78	593.88	$432,500.00
Patricia W. Chadwick	$463.28	1,067.07	771.63	2,677.57	618.64	203.40	497.65	$362,500.00
Martin J. Gavin	$463.28	1,067.07	771.63	2,677.57	618.64	203.40	497.65	$362,500.00
Russell H. Jones	$463.28	1,067.07	771.63	2,677.57	618.64	203.40	497.65	$362,500.00
Joseph E. Obermeyer	$460.24	1,060.03	766.31	2,659.44	614.57	202.07	494.36	$360,000.00
Sheryl K. Pressler	$508.14	1,170.34	846.14	2,936.33	678.55	223.09	545.76	$397,500.00
Christopher P. Sullivan	$463.28	1,067.07	771.63	2,677.57	618.64	203.40	497.65	$362,500.00
Roger B. Vincent	$421.79	971.51	702.45	2,437.64	563.22	185.18	453.11	$330,000.00
1.	During the fiscal year ended February 28, 2019, Ms. Pressler and Messrs. Boyer, Gavin, Jones, and Obermeyer deferred $80,000, $20,000, $181,250, $162,500, and $36,000, respectively, of their compensation from the Voya family of funds.

Appendix D: Shares Owned by Trustees
The following table sets forth information regarding the dollar range of equity securities of each Fund and other funds in the Voya family of funds beneficially owned by each Trustee as of February 28, 2019.
Name of Trustee	IAE	IDE	IGA	IGD	IHD	IID	IRR	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
John V. Boyer	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Patricia W. Chadwick	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Martin J. Gavin	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Russell H. Jones	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Joseph E. Obermeyer	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Sheryl K. Pressler	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Christopher P. Sullivan	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Roger B. Vincent	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Trustee who is an “Interested Person”
Dina Santoro	$0	$0	$0	$0	$0	$0	$0	$0
1.	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) Plan.

Appendix E: Officers
Information for each Officer of each Fund is set forth in the table below. The mailing address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, except as noted below.
Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	All Funds: 03/2018-Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	All Funds: 03/2018-Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Chief Investment Risk Officer Executive Vice President	IAE, IDE, IGA, IGD, IID, and IRR: 09/2009- Present
IHD: 07/2010-Present
IAE: 01/2007-Present
IDE: 11/2007-Present
IGA: 07/2005-Present
IGD: 01/2005-Present
IHD: 07/2010-Present
IID: 04/2007-Present
		IRR: 08/2006-Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	All Funds: 03/2018-Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 –Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 –September 2017).
Kevin M. Gleason Age: 52	Chief Compliance Officer	All Funds: 02/2012- Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Todd Modic Age: 51	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 05/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson Age: 54	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW, Atlanta, GA 30327 Age: 48	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 05/2006-Present IGD: 05/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Fred Bedoya Age: 46	Vice President and Treasurer	All Funds: 09/2012- Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson Age: 61	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson Age: 59	Vice President	All Funds: 09/2014- Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver Age: 41	Vice President	All Funds: 09/2016- Present	Vice President, Head of Fund Compliance, Chief Compliance Officer for Voya Investments, LLC (June 2016 – Present). Formerly, Vice President Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robyn L. Ichilov Age: 51	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy Age: 43	Vice President	All Funds: 09/2012- Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter Age: 43	Vice President	All Funds: March 2018-Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler Age: 50	Vice President	All Funds: 05/2013- Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Monia Piacenti[2] One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	All Funds: 06/2018 - Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. Age: 55	Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
Paul A. Caldarelli Age: 67	Assistant Secretary	IAE, IDE, IGA, IGD, IID, and IRR: 06/2010- Present IHD: 07/2010-Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

Name, Address and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Theresa K. Kelety Age: 56	Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
1.	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
2.	Effective June 30, 2018, Monia Piacenti has been appointed to the Voya funds’ Officer list as Anti-Money Laundering Officer for the funds.

Appendix F: Common Shares Outstanding
The following table sets forth the Common Shares outstanding for each Fund as of the Record Date.
Fund	Number of Common Shares Outstanding
IAE	11,898,854.00
IDE	19,278,679.00
IGA	18,304,966.00
IGD	97,077,421.00
IHD	19,039,289.00
IID	8,423,838.00
IRR	22,699,532.00

Appendix G: 5 Percent Beneficial Ownership
Fund	Name and Address of Shareholder[1]	Percentage of Fund
IAE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.955%
IDE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.966%
IGA	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.964%
IGD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.866%
IHD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.956%
IID	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.881%
IRR	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.961%
1.	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

Appendix H: Fees Paid to the Independent Registered Public Accountants
The following table shows fees paid to KPMG for professional audit services during each Fund’s most recent fiscal years ended February 28, 2019 and February 28, 2018, as well as fees billed for other services rendered by KPMG to each Fund.
Fund	Audit Fees[1]		Audit-Related Fees[2]		Tax Fees[3]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018	2019	2018
IAE	$29,565	$29,565	$2,700	$2,700	$11,437	$11,460	$0	$0
IDE	$29,565	$29,565	$2,700	$2,700	$11,679	$11,723	$0	$0
IGA	$29,565	$29,565	$2,700	$2,700	$11,756	$11,778	$0	$0
IGD	$29,565	$29,565	$2,700	$2,700	$12,317	$12,445	$0	$0
IHD	$29,565	$29,565	$2,700	$2,700	$11,499	$11,530	$0	$0
IID	$29,565	$29,565	$2,700	$2,700	$11,386	$11,395	$0	$0
IRR	$26,565	$26,565	$2,700	$2,700	$11,449	$11,464	$0	$0
1.	Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.
2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.
3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Fund by the independent registered public accounting firm for each Fund’s fiscal years ended February 28, 2019 and February 28, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.
Aggregate Non-Audit Fees
Registrant/Investment Adviser	2019	2018
IAE	$14,137	$14,160
IDE	$14,379	$14,423
IGA	$14,456	$14,478
IGD	$15,017	$15,145
IHD	$14,199	$14,230
IID	$14,086	$14,095
IRR	$14,149	$14,164
Voya Investments, LLC[1]	$82,050	$136,700
1.	Includes fees paid by the Adviser and any affiliates of the Adviser that are subsidiaries of Voya Financial, Inc.

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VOYA CCE-PRX-0524

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IAE_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class III Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IAE 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Emerging Markets High Dividend Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IHD_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class II Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IHD 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Advantage and Premium Opportunity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IGA_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class II Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IGA 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IGD_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class II Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IGD 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Infrastructure, Industrials and Materials Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IDE_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class I Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IDE 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya International High Dividend Equity Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IID_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class III Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IID 30602 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 9, 2019 Please detach at perforation before mailing. PROXY Voya Natural Resources Equity Income Fund ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Natural Resources Equity Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 9, 2019 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN AND DATE ON THE REVERSE SIDE IRR_30602_031519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 9, 2019. The Proxy Statement and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 24, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect four Class I Nominees to the Board of Trustees of each Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ 01. John V. Boyer 02. Patricia W. Chadwick 03. Sheryl K. Pressler 04. Christopher P. Sullivan INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IRR 30602 M xxxxxxxx